EXHIBIT 25.3
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                       SECTION 305(b)(2)           |__|



                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


              New York                               13-5160382
      (State of incorporation                     (I.R.S. employer
    if not a U.S. national bank)                identification no.)

   48 Wall Street, New York, N.Y                       10286
(Address of principal executive offices)             (Zip code)





                              SUNAMERICA INC.
              (Exact name of obligor as specified in its charter)


              Maryland                              86-0176061
   State or other jurisdiction of                 (I.R.S. employer
   incorporation or organization)               identification no.)


        1 SunAmerica Center
      Los Angeles, California                        90067-6022
(Address of principal executive offices)             (Zip code)

                            ______________________

                        Preferred Securities Guarantee
                      (Title of the indenture securities)

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1.    General information.  Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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      Name                                                  Address
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      Superintendent of Banks of the               2 Rector Street, New York
      State of New York                            N.Y. 10006, and Albany,
                                                   N.Y. 12203

      Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                   N.Y. 10045

      Federal Deposit Insurance Corporation        Washington, D.C. 20429

      New York Clearing House Association          New York, New York

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.  (See Note on page 3.)

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                     NOTE


      Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

      Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.




                                 SIGNATURE



      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of April, 1995.


                                                THE BANK OF NEW YORK



                                           By: /s/ MARY JANE MORRISSEY
                                              _______________________________
                                              Name: MARY JANE MORRISSEY
                                              Title: ASSISTANT VICE PRESIDENT


                                                                  Exhibit 7


                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.




                                                             Dollar Amounts
ASSETS                                                        in Thousands
                                                             --------------

Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ...... $ 2,715,471
     Interest-bearing balances ...............................     853,709

Securities:
     Held-to-maturity securities .............................   1,346,480
     Available-for-sale securities ...........................   1,564,425
Federal funds sold in domestic offices of the bank............   5,557,770
Loans and lease financing receivables:
     Loans and leases, net of unearned income ................  24,091,702
     LESS: Allowance for loan and lease losses ...............     581,958
     LESS: Allocated transfer risk reserve ...................      31,502
     Loans and leases, net of unearned income, allowance, and
       reserve ...............................................  23,478,242
Assets held in trading accounts ..............................     746,396
Premises and fixed assets (including capitalized leases) .....     624,567
Other real estate owned ......................................      46,570
Investments in unconsolidated subsidiaries and associated
     companies ...............................................     181,905
Customers' liability to this bank on acceptances outstanding .     794,339
Intangible assets ............................................      77,527
Other assets .................................................   1,300,004
                                                               ===========
Total assets ................................................. $39,287,405
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LIABILITIES
Deposits:
     In domestic offices ..................................... $18,681,498
     Noninterest-bearing .....................................   7,230,562
     Interest-bearing ........................................  11,450,936
     In foreign offices, Edge and Agreement subsidiaries,
       and IBFs ..............................................  10,611,477
     Noninterest-bearing .....................................      69,012
     Interest-bearing ........................................  10,542,465
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
     Edge and Agreement subsidiaries, and in IBFs:
          Federal funds purchased ............................   1,033,228
          Securities sold under agreements to repurchase .....      31,875
Demand notes issued to the U.S. Treasury .....................     141,663
Trading liabilities ..........................................     562,071
Other borrowed money:
     With original maturity of one year or less ..............   1,576,410
     With original maturity of more than one year ............     243,955
Bank's liability on acceptances executed and outstanding .....     796,534
Subordinated notes and debentures ............................   1,056,320
Other liabilities ............................................   1,490,732
                                                               ===========
Total liabilities ............................................  36,225,763
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EQUITY CAPITAL
Common stock .................................................     942,284
Surplus ......................................................     525,666
Undivided profits and capital reserves .......................   1,654,282
Net unrealized holding gains (losses) on available-for-sale
     securities ..............................................     (54,920)
Cumulative foreign currency translation adjustments ..........      (5,670)
Total equity capital .........................................   3,061,642
                                                               ===========
Total liabilities and equity capital ......................... $39,287,405
                                                               ===========

                I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                             Robert E. Keilman

               We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                             Thomas A. Renyi
                             J. Carter Bacot     Directors
                             Alan R. Griffith